Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Courier Corporation (the “Company”) hereby certifies to his knowledge that the Company’s annual report on Form 10-K for the year ended September 24, 2011 to which this certification is attached (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 23, 2011	By:	s/Peter M. Folger
Date	Peter M. Folger
Senior Vice President and
Chief Financial Officer

This certification shall not be deemed “filed” for any purpose, nor shall it be deemed to be incorporated by reference into any filing, under the Securities Act of 1933 or the Securities Exchange Act of 1934.